UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2013

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2013, US Airways, Inc. (the “Company”), Wilmington Trust Company, as pass through trustee under certain pass through trusts formed by the Company (the “Trustee”) and as subordination agent, Wilmington Trust, National Association, as escrow agent under the Escrow Agreement (as defined below), Wilmington Trust Company, as paying agent under the Escrow Agreement and Wilmington Trust Company, as indenture trustee under the Indentures (as defined below), entered into a Note Purchase Agreement, dated as of June 6, 2013 (the “Series C Note Purchase Agreement”).

The parties to the Series C Note Purchase Agreement previously entered into that certain Note Purchase Agreement, dated as of December 13, 2012 (the “Series A/B Note Purchase Agreement”), which provides for the issuance by the Company of equipment notes in two Series: Series A and Series B (the “Series A/B Equipment Notes”). The Series A/B Note Purchase Agreement was amended on June 6, 2013 pursuant to the form of amendment attached to the Series C Note Purchase Agreement in order to provide for the issuance of Series C Equipment Notes (as defined below). The Series C Note Purchase Agreement provides for issuance by the Company on June 6, 2013 of equipment notes in the aggregate amount of $40,106,000 (collectively, the “Owned Aircraft Equipment Notes”) to reimburse the Company for a portion of the purchase price of four Airbus aircraft delivered in May 2013 (the “Owned Aircraft”) and also provides for the future issuance by the Company of equipment notes in the aggregate amount of $59,894,000 (the “New Aircraft Equipment Notes” and, together with the Owned Aircraft Equipment Notes, the “Series C Equipment Notes”) to finance (together with the concurrent issuance of Series A/B Equipment Notes) the purchase of seven Airbus aircraft scheduled to be delivered from June 2013 to October 2013 (collectively, the “New Aircraft” and, together with the Owned Aircraft, the “Aircraft”). The payment obligations of the Company under the Series C Equipment Notes are fully and unconditionally guaranteed by US Airways Group, Inc.

The Trustee purchased each Owned Aircraft Equipment Note under separate Trust Indenture and Security Agreements (each, an “Existing Indenture” and, collectively, the “Existing Indentures”) with respect to the related Owned Aircraft, each of which Existing Indentures was entered into by the Company and Wilmington Trust Company, as indenture trustee, on the date of delivery of such Owned Aircraft and each of which was amended on June 6, 2013 pursuant to the form of amendment attached to the Series C Note Purchase Agreement in order to provide for the issuance of Series C Equipment Notes.

Pursuant to the Series A/B Note Purchase Agreement, as amended, at the financing of each New Aircraft, the Trustee will purchase Series A/B Equipment Notes issued under a Trust Indenture and Security Agreement (each, a “New Indenture” and, collectively, the “New Indentures”; and the New Indentures and Existing Indentures, each, an “Indenture” and, collectively, the “Indentures”) with respect to such New Aircraft to be entered into by the Company and Wilmington Trust Company, as indenture trustee.

Pursuant to the Series C Note Purchase Agreement, at the financing of each New Aircraft, the Trustee will also purchase New Aircraft Equipment Notes issued under a New Indenture with respect to such New Aircraft to be entered into by the Company and Wilmington Trust Company, as indenture trustee.

Each Indenture contemplates the issuance of Equipment Notes (as defined below) in three series: Series A, bearing interest at the rate of 4.625% per annum, Series B, bearing interest at the rate of 6.750% per annum ) and Series C, bearing interest at the rate of 5.45% per annum, (collectively, the “Equipment Notes”), in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $418,113,000, in the case of Series A, $128,071,000, in the case of Series B, and $100,000,000, in the case of Series C. The Series C Equipment Notes will be purchased by the Trustee, using a portion of the proceeds from the sale of a new class of the US Airways Pass Through Certificates, Series 2012-2: Class C (the “Class C Certificates”) issued on June 6, 2013 (the “Class C Issuance Date”).

Pending the purchase of the New Aircraft Equipment Notes, the proceeds from the sale of the Class C Certificates not used to purchased Series C Equipment Notes on the Class C Issuance Date were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of June 6, 2013, among Wilmington Trust, National Association, as escrow agent, Goldman, Sachs & Co., as underwriter, and Wilmington Trust Company, as pass through trustee and as paying agent (the “Escrow Agreement”). The escrowed funds were deposited with The Bank of New York Mellon under a Deposit Agreement corresponding to the Class C Certificates.

The interest on the Series C Equipment Notes and the escrowed funds is payable semiannually on each June 3 and December 3, beginning on December 3, 2013. The entire principal amount of the Series C Equipment Notes is scheduled for payment on June 3, 2018. Maturity of the Series C Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Series C Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement and the Series A/B Note Purchase Agreement, as amended.

The Class C Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-181718) (the “Registration Statement”). For a more detailed description of the agreements and instruments entered into by the Company with respect to the Class C Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement offering the Class C Certificates, dated May 22, 2013 (the “Prospectus Supplement”), to the Prospectus, dated May 25, 2012, filed with the Securities and Exchange Commission on May 24, 2013, pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03 Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement to the Prospectus, dated May 25, 2012, relate to the offering of the Class C Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.

Date: June 6, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS, INC.

Date: June 6, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Supplement No. 2013-1C-0, dated as of June 6, 2013, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.2	Trust Supplement No. 2013-1C-S, dated as of June 6, 2013, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.3	Amendment No. 1 to Intercreditor Agreement (2012-2C), dated as of June 6, 2013, among Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Subordination Agent and Trustee

4.4	Deposit Agreement (Class C), dated as of June 6, 2013, between Wilmington Trust, National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.5	Escrow and Paying Agent Agreement (Class C), dated as of June 6, 2013, among Wilmington Trust, National Association, as Escrow Agent, Goldman, Sachs & Co., as Underwriter, Wilmington Trust Company, as Pass Through Trustee, and Wilmington Trust Company, as Paying Agent

4.6	Note Purchase Agreement, dated as of June 6, 2013, among US Airways, Inc., Wilmington Trust Company, as Pass Through Trustee, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Indenture Trustee, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.7	Amendment No. 1 to Note Purchase Agreement (2012-2), dated as of June 6, 2013, among US Airways, Inc., Wilmington Trust Company, as Pass Through Trustee, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.8	Form of Amendment No. 1 to Participation Agreement between US Airways, Inc., as Owner, and Wilmington Trust Company, as Indenture Trustee, Subordination Agent and Pass Through Trustee (Exhibit A to Note Purchase Agreement)

4.9	Form of Amendment No. 1 to Trust Indenture and Security Agreement among US Airways, Inc., as Owner, Wilmington Trust, National Association, as Securities Intermediary, and Wilmington Trust Company, as Indenture Trustee) (Exhibit B to Note Purchase Agreement)

4.10	Form of Participation Agreement between US Airways, Inc., as Owner, and Wilmington Trust Company, as Indenture Trustee, Subordination Agent and Pass Through Trustee (Schedule I to Amendment No. 1 to Note Purchase Agreement (2012-2))

4.11	Form of Trust Indenture and Security Agreement among US Airways, Inc., as Owner, Wilmington Trust, National Association, as Securities Intermediary, and Wilmington Trust Company, as Indenture Trustee) (Schedule II to Amendment No. 1 to Note Purchase Agreement (2012-2))

4.12	Form of US Airways Pass Through Certificate, Series 2013-1C-O (included in Exhibit 4.1)

4.13	Guarantee Confirmation, dated as of June 6, 2013, from US Airways Group, Inc. in respect of seven (7) Airbus A321-200 and four (4) Airbus A330-200 Aircraft

5.1	Opinion of Latham & Watkins LLP, special counsel to US Airways, Inc. and US Airways Group, Inc.